                                  EXHIBIT 10.23

                THIS AGREEMENT made the 1st day of October, 1996


BETWEEN:

                         CROSSKEYS SYSTEMS CORPORATION,

                                          (Hereinafter called the "Sublandlord")

                                                               OF THE FIRST PART


AND:

                         NEWBRIDGE NETWORKS CORPORATION

                                            (Hereinafter called the "Subtenant")

                                                              OF THE SECOND PART

AND:

                        KANATA RESEARCH PARK CORPORATION

                                             (Hereinafter called the "Landlord")

                                                               OF THE THIRD PART



                                    SUBLEASE


         WHEREAS by written Lease dated the 1st day of May, 1996 (the "Headlease"), Kanata Research Park Corporation leased to the Sublandlord, all those premises comprising all of the building known municipally as 350 Terry Fox Drive, (the "Building") in the City of Kanata as more particularly described in the Headlease (the "Leased Premises").

         AND WHEREAS the Subtenant has agreed to sublet a portion of the Leased Premises comprising twenty thousand and seven hundred and eighteen (20,718) usable [twenty-two thousand one hundred and forty-nine (22,149) rentable] square feet of space on the third (3rd) floor of the Building as shown on the floor plan attached hereto as Schedule "A" (the Sub-leased Premises") and the Sublandlord has agreed to grant a sublease (the "Sublease") of the Sub-leased Premises upon the following terms and conditions.

         NOW THEREFORE in consideration of the rents, covenants and conditions herein reserved and contained, the parties agree as follows:

1.   (a)     The Sublandlord hereby subleases the Sub-leased Premises
             to the Subtenant for a term of one (1) year commencing on the 1st day of October, 1996 and ending on the 30th day of September, 1997, unless earlier terminated in accordance with the terms hereof.

             (b) The Subtenant shall pay to the Sublandlord as rent for the Sub-leased Premises, and for the non-exclusive use of the common areas on the floor of the Building on which the Sub-leased Premises is located (which common area allocation is six point nine-one (6.91%) percent ), shall be as follows:

                        Rental Rate Per Sq.          For Sub-leased           Common           Total Per
                        ------------------           --------------           ------           ---------
       Term               Ft. Per Annum                Premises                Area              Annum
       ----               -------------                --------                ----              -----
         1                   $11.25                    $233,077.50          $16,098.75        $249,176.25

                  "Basic Rent" plus Goods and Services Tax, payable in advance on the first day of each calendar month during the term of the Sublease. The Subtenant shall pay the Basic Rent.

2. In addition the Subtenant covenants and agrees to pay to the Sublandlord all Occupancy Costs and Other Costs as defined in the Headlease on a proportionate share basis.

3. The Subtenant's proportionate share shall be that fraction the numerator of which is the usable area of the Sub-leased Premises and the denominator of which shall be the usable area of the Building expressed as a percentage ("Proportionate Share"). Calculated in accordance with the foregoing the Subtenants Proportionate Share is twenty-four point zero eight (24.08%) percent.

4. Until otherwise notified by the Sublandlord the Subtenant shall make all of its rent payments directly to the Headlandlord in the same manner and pursuant to the same covenants and obligations as set out in the Headlease, however, such direct payment shall in no way derogate from the Sublandlord's covenants and obligations under the Lease.

5.   The Subtenant covenants with the Sublandlord as follows:

     (a)     To pay rent as aforesaid.

     (b)     To use the Sub-leased Premises only for offices only.

     (c) The Subtenant agrees that this Sublease shall be deemed to contain all the provisions of the Lease except those which are inconsistent with the provisions of this Sublease as though they were set forth and contained in this Sublease and all references to "Landlord" and "Tenant" shall read, "Sublandlord" and "Subtenant".

     (d) The Subtenant covenants and agrees with the Sublandlord that it shall be bound by and shall fulfil all of the obligations of the Sublandlord under the Lease as if it had been named "Tenant" thereunder, save and except for the amounts of rent payable which shall be as set out herein.

     (e) In its use of the Sub-leased Premises, wherever under the Headlease a consent of the Landlord would be required, to obtain the consent of the Sublandlord, and where appropriate, the Landlord.

     (f) To indemnify and save harmless the Sublandlord from any and all claims made against the Sublandlord by the Landlord or others as a result of a contravention by the Subtenant of his covenants herein contained.

     (g) Not to assign the Sublease or sublet any part of the Sub-leased Premises without the prior written consent of the Sublandlord and Landlord, such consent to be subject to the same terms and conditions as contained in the Headlease.

     (h) The Subtenant agrees to accept the Sub-leased Premises in their current condition.

     (i) The Subtenant covenants that it has received and reviewed the Headlease.

6.   The Sublandlord covenants and agrees with the Subtenant:

     (a) To pay the Annual Rent and the Occupancy Costs and Other Costs reserved by the Headlease and to perform and observe the covenants on the Sublandlord's part under the Headlease, so far as such covenants are not required to be performed and preserved by the Subtenant, and at all times to keep the Subtenant indemnified against all actions, expenses, claims and demands on account of the non-performance by the Sublandlord of its obligations.

     (b)     For quiet enjoyment.

     (c) That it will not amend or surrender the Headlease during the term of this Sublease.

7. The Landlord hereby consents to this Sublease, it being understood that the Landlord in granting this consent does not thereby acknowledge or approve of or agree to be bound by any of the terms of the Sublease as between the Subtenant and the Sublandlord save for the direct payment of the rent by the Subtenant to it. It is understood and agreed by the parties that notwithstanding such direct payment the Sublandlord shall remain liable for all payments of rent as set out in the Headlease directly to the Landlord on the dates specified therein it being the responsibility of the Sublandlord to ensure that the Subtenant makes all payments. The Landlord shall be under no obligation to notify the Sublandlord that the Subtenant is in default of its payment(s) and any such default shall be deemed to be a default of the Sublandlord pursuant to the provisions of the Headlease.

8.   Time shall be of the essence of this Sublease.

9. This Sublease shall be deemed to have been made and shall be construed in accordance with the laws of the Province of Ontario.

10. The Sublandlord and the Subtenant agree that all of the provisions of the Sublease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate paragraph hereof. Should any provision or provisions of this Sublease be illegal or not enforceable, it or they shall be considered separate and severable from the Sublease and its remaining provisions shall remain in force and be binding upon the parties hereto as though the said provision had never been included.

11. The Sublandlord and Subtenant agree that there are no covenants, representation, agreements, warranties or conditions in any way relating to the subject matter of this Sublet whether express or implies, collateral or otherwise, except those set forth in this Sublease.

12. The Sublandlord and the Subtenant agree that this Sublease constitutes the entire agreement between the Sublandlord and executed by the Subtenant and the Sublandlord.

         THIS Sublease shall enure to the benefit of and be binding upon the Sublandlord and the Subtenant, their respective heirs, executors, administrators, successors and permitted assigns.

         IN WITNESS WHEREOF the parties hereto have hereunto affixed their corporate seals duly attested to by the hands of their proper signing officers authorised in that behalf.


SIGNED, SEALED AND DELIVERED  )
    in the presence of:       ) SUBLANDLORD:
                              ) CROSSKEYS SYSTEMS
                              ) CORPORATION
                              )
                              )
                              )
                              ) Per: /s/ John Selwyn
                                    -----------------------------
                              ) Name:     John Selwyn            c/s
                              ) Title:    Chief Executive Officer
                              )
                              )
                              ) SUBTENANT:
                              ) NEWBRIDGE NETWORKS
                              ) CORPORATION
                              )
                              ) Per: /s/ Kenneth B. Wigglesworth
                                    -----------------------------
                              ) Name:    Kenneth B. Wigglesworth  c/s
                              ) Title:    Vice President, Finance,
                                          Chief Financial Officer
                              )
                              )
                              )
                              ) LANDLORD:
                              ) KANATA RESEARCH PARK
                              )  CORPORATION
                              )
                              )
                              ) Per: /s/ Bronwen A. Heins
                                    -----------------------------
                              ) Name:    Bronwen A. Heins         c/s
                              ) Title:   Corporate Secretary
                              )

                                  SCHEDULE "A"
                                   Floor Plan
                                   ----------

                       DATED the 1st day of October, 1996.

================================================================================



BETWEEN:

                           CROSSKEYS SYSTEMS CORPORATION

                                                               OF THE FIRST PART


AND:


                           NEWBRIDGE NETWORKS CORPORATION

                                                              OF THE SECOND PART




================================================================================

                                    SUBLEASE

================================================================================






Prepared by:               BRONWEN A. HEINS
Edit Date:
Disk Reference:   X-KEYS\SUBLEASE.AGT \NEWBRIDGE